Stephens, Inc. Investor Meetings
May 12 – 14, 2008

US CONCRETE

2
THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”) with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Company Overview

US CONCRETE

4

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Company Overview

Ready mixed concrete

7.2 million cubic yards

$745 million in revenue

Leading market position in 5 regions

Aggregate business

7 producing aggregate facilities

2 aggregate facilities leased to third parties

80 million tons of proven reserves

Strategic focus to pursue vertically  integrated

growth opportunities

Precast products

$73 million in revenue

Strong operating margins

Internal and external growth
opportunities

Top 10 Producer of ready-mixed concrete in the U.S.

US CONCRETE

N. Calif
30%
Atlantic
18%
West Texas
10%
N. Texas / Okla
27%
Michigan
11%
CA / AZ
4%

5

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Broad Geographic Footprint

Precast Plant

Block Plant

Aggregates Quarry

Ready-Mixed Plant

Helps Provide Insulation From Local and Regional Economic Conditions

Geographic Distribution

Based on revenues for the12-month period ended

12/31/07 on a continuing operation basis

Santa Rosa

San
Francisco

Sacramento

San Jose

Source: Company filings and press releases

NY

PA

NJ

MD

DE

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

Maintain maximum liquidity

Evaluate existing asset base

Ensure assets are delivering appropriate returns

Conservatively evaluate internal and external growth

Aggregate operations

Precast operations

Select in-market ready-mixed operations

Our Strategy Today

Industry Overview

US CONCRETE

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$36.0
$26.0
Pre-Cast
Ready Mixed

8

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Large, Fragmented Industry

Over $60 billion in annual revenue

More than 2,300 independent ready-
mixed concrete producers

More than 3,600 precast concrete
manufacturers

Increasing vertical integration among
cement, aggregates and concrete
producers

Cemex / Rinker

Hanson / Heidelberg

Vulcan / Florida Rock

$27 billion

$26 billion

Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

Concrete Products Market Size

($ in billions)

Ready-Mixed Concrete End Use Markets

Source:  F.W. Dodge

U.S. Concrete

Source:  Company filings.

Total U.S. Market

Commercial and industrial sectors represent higher margin business for
U.S. Concrete

Streets and highways often self- performed by construction companies

Other Public

Works

33%

Street &

Highway

20%

Residential

23%

Commercial &

Industrial

24%

Commercial &

Industrial

49%

Residential

35%

Street &

Highway

9%

Other Public

Works

7%

10

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

PCA Cement Demand Forecast Trend

Spring 2008 Demand Forecast Trend – By State

2011E

2010E

2009E

2008E

2007

2006

2005

         6.4%

         2.8%

      -3.6%

-14.5%

     -5.7%

         6.4%

      -2.6%

New York

         7.6%

         0.4%

      -8.3%

-14.1%

   -17.1%

      -1.3%

     13.4%

Arizona

         4.9%

         1.6%

      -6.4%

-16.3%

 -15.8%

         2.5%

         7.6%

Washington, D.C.

         4.3%

      -1.9%

      -8.8%

-16.2%

   -12.6%

   -14.3%

      -7.9%

Michigan

         7.1%

         3.2%

      -4.3%

-8.3%

      -9.5%

      -2.1%

      -3.5%

New Jersey

         3.5%

         3.2%

         0.6%

-1.1%

         0.6%

      -0.3%

     10.5%

Texas

         6.7%

         1.4%

   -10.1%

-14.4%

   -14.7%

      -6.6%

         7.7%

California

U.S. Concrete Markets

Year-Over-Year Percent Change

        6.2%

          1.8%

       -5.8%

-10.9%

      -9.6%

       -0.6%

        5.6%

United States

Source:  PCA State Forecast Table

US CONCRETE

11
THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

PCA Cement Demand Forecast Trend

Spring 2008 Preliminary Forecast Trend

Portland Cement Consumption by Construction Category

         2.2%

         2.6%

      -2.3%

   -2.9%

     -2.1%

         1.0%

yr / yr change

       7,761

       7,595

       7,401

7,573

       7,798

       7,964

    7,888

Other

         3.2%

      -1.0%

      -3.1%

   -4.4%

     -1.6%

         5.5%

yr / yr change

2011E

2010E

2009E

2008E

2007

2006

2005

   50,527

   48,969

   49,461

51,069

   53,430

   54,276

   51,460

Public

         6.0%

         4.4%

   -10.6%

-10.5%

         2.5%

         8.5%

yr / yr change

   17,783

   16,780

   16,076

17,987

   20,087

   19,593

   18,062

Nonresidential

     15.0%

     20.2%

         0.6%

-22.4%

   -27.6%

   -11.6%

yr / yr change

   31,106

   27,058

   22,520

22,393

   28,862

   39,866

   45,098

Residential

         6.7%

         5.2%

      -3.6%

-10.1%

      -9.5%

      -0.7%

yr / yr change

107,178

100,402

   95,458

99,021

110,177

121,700

122,508

Total

Source:  PCA State Forecast Table

12

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

F.W. Dodge Forecast:  U.S. Concrete Counties

Source:  Dodge 4Q 2007 outlook

Concrete Volumes

Percentage Change from Prior Year End Use Markets

Market

2007

2008

2009

2010

2011

2012

Northern California

7%

12%

-3%

-3%

2%

0%

New Jersey / Washington D.C.

-3%

2%

-3%

0%

2%

0%

Texas (DFW / West Texas)

-11%

-5%

-2%

5%

5%

3%

Michigan

-10%

2%

1%

-1%

1%

1%

Consolidated

-5%

2%

-2%

0%

3%

1%

13

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

NAHB forecasts the slowdown in new home construction to last through the first half of 2008 as homebuilders try to shed inventory and the market absorbs capacity.

Current excess inventories are forecast to clear the market by 2010.

NAR expects new home prices to decline by 3% - 6% in 2008.

Housing* Starts Forecast

Forecast (units in millions)

2005

2006

2007E

2008E

2009E

NAHB

2.1

1.8

1.35

1.08

1.19

Year-Over-Year % Change

5.8%

-12.9%

-25.0%

-20.0%

10.2%

NAR

1.36

1.09

1.10

Year-Over-Year % Change

-24.7%

-19.7%

1.0%

Fitch Ratings

1.37

1.18

N/A

Year-Over-Year % Change

-23.9%

-13.9%

N/A

Fannie Mae

1.35

1.17

1.22

Year-Over-Year % Change

-24.9%

-13.6%

4.7%

*Includes single family and multifamily starts

Housing Market Outlook

Company End Use Markets

Millions
$1,000
$800
$600
$400
$200
$0
2003
2004
2005
2006
2007 *
15%
7%
46%
32%
15%
6%
41%
38%
9%
3%
46%
42%
7%
7%
39%
47%
7%
9%
35%
49%
Commercial & Industrial
Residential
Street & Highway
Other Public Works & Infrastructure

*

15

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Historical Revenue – Consolidated

Continuing operations only

US CONCRETE

USC Consolidated

($ in millions)

$200
$160
$120
$80
$40
$0
6%
6%
45%
44%
7%
10%
25%
58%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

16
THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

First Quarter Comparison

Growth Initiatives

18

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Growth Initiatives

Promotional activities and value
added marketing and sales

Select ready-mixed

markets

Strategic fit to existing

footprint

Contiguous new markets

Return investment criteria

Ability to integrate and

manage assets

Ready-Mix

Precast

Aggregates/
Developmental

Further vertical integration

into aggregates

On-site concrete

operations

New plant expansions in

contiguous markets

EF Technology – green

building program

Build out precast

operating segment

Target niche high

margin businesses

Broaden product

offerings in select

Segments

Leverage management

experience and contacts

Financial Highlights

20

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Historical Financial Review

RMC Volume

Revenue

EBITDA

Capex (excl. acquisitions)

(Dollars in millions)

EBITDA

EBITDA Margin

(Dollars in millions)

CAGR = 19.8%

(Cubic yards in thousands)

CAGR = 17.0%

(Dollars in millions)

CAGR = 12.9%

5,026

5,053

5,298

7,336

7,624

0

3,000

6,000

9,000

12,000

2003A

2004A

2005A

2006A

2007

$473.1

$500.6

$575.7

$789.5

$847.4

0.0

400.0

800.0

$1,200.0

2003A

2004A

2005A

2006A

$13.3

$10.5

$18.0

$42.2

$29.7

0.0

25.0

$50.0

2003A

2004A

2005A

2006A

$44.9

$41.6

$51.6

$75.6

$75.5

9.5%

8.3%

9.0%

9.6%

9.4%

0.0

35.0

70.0

105.0

$140.0

2003A

2004A

2005A

2006A

2.0

7.0

12.0%

2007

2007

2007*

Includes discontinued operations, except 2007

US CONCRETE

21

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

First Quarter 2007 Update

Revenue was $162 million (up 2.9%) on ready-mixed concrete
volumes of 1.37 million.  Volumes down 1.7% from 1Q07 (6%
down on same-plant-sales basis).

Pricing improved 5.4% year-over-year and 2.8% above 4Q07.
Regional variation in pricing power creating trend differentials.

Ready-mixed concrete material spread improved 150 basis
points from 1Q07.  Stable materials costs and better mix
designs due to commercial projects.

Precast operations significantly impacted by slowdown in
residential construction in Arizona and northern California.
New Architectural Precast acquisition performing well.

EBITDA of $5.4 million, up $.6 million from 1Q07.

22

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

First Quarter 2007 Update

Capital expenditures were $5.6 million or $1.6 million
lower than 1Q07.

Free cash flow of $(1.1) million improved $7.3 million from
1Q07.

Divested one business unit, proceeds were $7.5 million,
purchased one ready-mixed operation in New York ($1.8
million).

Cash on hand at March 31, 2008, $20.4 million.

Available credit $88.9 million.

Company Ready Mix Average Selling Prices

Market

Q108

Q107

4Q07

1Q08 vs. 1Q07

1Q08 vs. 4Q07

DFW

78.59

$

74.34

$

77.45

$

5.7%

1.5%

West Texas

85.45

78.71

81.29

8.6%

5.1%

New Jersey

114.87

118.23

110.85

-2.8%

3.6%

Northern California

123.79

114.83

119.16

7.8%

3.9%

Michigan

81.71

90.75

79.27

-0.4%

3.1%

Consolidated

95.61

90.75

93.04

5.40%

2.8%

% Change

US CONCRETE

24

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Segment Information

(In thousands)

(Unaudited)

Three months ended March 31,

2008

2007

% Change

Sales:

Ready-mixed concrete and concrete-related products

148,826

$

142,974

$

4.1%

Precast concrete products

16,561

17,815

-7.0%

Inter-segment sales

(3,280)

(3,295)

        Total Sales

162,107

$

157,494

$

2.9%

Segment operating loss:

Ready-mixed concrete and concrete-related products

(424)

$

(839)

$

49.5%

Precast concrete products

1,809

1,310

38.1%

Unallocated overhead and other income

612

2,193

Corporate:

     Selling, general and administrative expense

5,568

$

4,530

$

     Interest expense, net

6,706

6,867

     Minority interest in consolidated subsidiaries

(2,044)

-

        Loss before income taxes

(8,233)

$

(8,733)

$

5.7%

Depreciation, depletion and amortization:

Ready-mixed concrete and concrete-related products

6,229

$

6,139

$

Precast concrete products

524

404

Corporate

125

95

        Total depreciation, depletion and amortization

6,878

$

6,638

$

N/A

Leverage Profile

(in thousands except where otherwise indicated)

March 31,

2008

December 31,

2007

Cash and Cash Equivalents

$

20,405

$

14,850

Total Debt

299,680

298,500

Net Debt

279,275

283,650

Stockholders’ Equity

200,088

205,106

LTM EBITDA

75,252

72,858

LTM Fixed Charges

2

9,399

29,830

Total Debt to LTM EBITDA

4.0

x

4.1

x

Net Debt to LTM EBITDA

3.7

x

3.9

x

Fixed charge coverage

1.7

x

1.4

x

Debt to Capital

60.0

%

59.3

%

Weighted Average Cost of Debt

8.

39

%

8.39%

Available borrowing capaci

ty (in millions)

$

88.

9

$

112

.6

2008 Outlook

2Q08 Outlook

Revenue range of $215 million to $230 million.  2Q08 was $223 million.  Ready-mixed volumes expected to be down 3% – 4% on mid-range case.  Pricing and material spread expected to be stable.

EBITDA range of $21 million to $27 million.  2Q08 was $26.8 million.
Precast profits to be lower due to continued slowdown in
residential construction, partially offset by API profits.

EPS range of $0.10 to $0.16 excluding impact of future share repurchases.  2Q07 was $0.18 per diluted share.

April ready-mixed concrete volumes were on budget and 3% below
April 2007.

Level of construction activity for the 2nd half of 2008 remains somewhat uncertain based on backlog.

US CONCRETE

28

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Managing Through Cycle Downturn

Cost control initiatives continue

Headcount reductions

Reducing discretionary spending

Disposing of excess equipment

Downsizing plants

Controlling capital expenditures

Authorized share repurchase program

Up to 3 million shares

Selective acquisition program

US CONCRETE

29

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Key Company Strengths

Leading market share positions

5 regional markets

Effectively managing through economic
cycle

Exposure to residential sector reduced
significantly

Strong balance sheet with solid liquidity

$20 million of cash at March 2008

$89 million of credit available

No significant financial covenants

Credit facility matures in 2011 and
Subordinated Notes due in 2014

Internal and external growth opportunities
available

End Use Markets
By Major Region

APPENDIX

US CONCRETE

DFW Market

($ in millions)

$60
$50
$40
$30
$20
$10
$0
4%
36%
55%
5%
4%
21%
71%
4%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

31
THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

West Texas Market
($ in millions)

$30
$20
$10
$0
13%
35%
52%
16%
47%
37%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

32
THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

New Jersey

($ in millions)

$30
$20
$10
$0
10%
1%
41%
48%
2%
16%
29%
53%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

33

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

Northern California

($ in millions)

$60
$40
$20
$0
14%
6%
28%
52%
16%
12%
14%
58%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

34

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

Michigan

($ in millions)

$20
$15
$10
$5
$0
3%
6%
45%
45%
2%
35%
45%
1Q07
1Q08
Commercial and industrial
Residential
Street & highway
Other public works

35

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

18%

Stephens, Inc. Investor Meetings
May 12 – 14, 2008

Disclosure of Non-GAAP Financial Measures

  U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

                 We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”).
However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin,
Net Debt and Free Cash Flow for the three months ended March 31, 2008 and the year ended December 31, 2007 and (2)
corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2007 and March 31, 2008.

                We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, and noncash impairments, depreciation, depletion and amortization. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total sales.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations.  Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.

                We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Disclosure of Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income Loss from Continuing Operations to Adjusted EBITDA

(amounts in thousands)

Quarter Ended

Quarter Ended

Quarter Ended

March 31, 2008

March 31, 2007

December 31, 2007

Loss from continuing operations

(5,129)

$

(5,224)

$

(75,708)

$

Addback:

     Interest Expense, net

6,706

6,867

6,888

     Income Tax Provision (Benefit)

(3,104)

(3,509)

(6,091)

     Asset and Goodwill Impairments

-

-

82,242

     Depreciation, Depletion, and Amortization Expense

6,878

6,638

7,393

Adjusted EBITDA

5,351

$

4,772

$

14,724

$

Adjusted EBITDA margin

3.3%

3.0%

7.4%

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income (Loss) to EBITDA

(unaudited)

(amounts in thousands)

2007

2006

2005

2004

2003

Net Income (Loss)

(63,760)

$

(8,090)

$

12,612

$

(10,539)

$

10,303

$

Cumulative Effect of Change in Accounting Principle

-

-

-

-

-

Income (Loss) before Cumulative Effect of Change in

     Accounting Principle

(63,760)

(8,090)

12,612

(10,539)

10,303

Addback:

     Interest Expense, net

27,978

21,585

17,315

16,523

16,855

     Income Tax Expense (Benefit)

810

8,121

(6,377)

5,274

     Loss on early extinguishment of debt

-

-

-

28,781

-

     Asset and Goodwill Impairments

82,242

38,964

-

-

     Depreciation, Depletion, and Amortization Expense

28,882

22,322

13,591

12,669

12,441

Adjusted EBITDA

75,390

$

75,591

$

51,639

$

41,598

$

44,873

$

Adjusted EBITDA margin

9.4%

9.6%

9.0%

8.3%

9.5%

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow

(unaudited)

(amounts in thousands)

Quarter Ended

March 31, 2008

Net Cash Provided (Used) by Operating Activities

4,467

$

     Purchases of property, plant and equipment, net

(5,561)

Free Cash Flow

(1,094)

$

Stephens, Inc. Investor Meetings
May 12 – 14, 2008